Trade and Other Receivables - Summary of Trade and Other Receivables (Detail) - EUR (€) € in Millions		Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Current
Trade receivables		€ 2,387	€ 2,761
Amounts receivable in respect of construction contracts	[1]	914	878
Total trade receivables, gross		3,301	3,639	€ 3,229
Loss allowance		(118)	(133)
Total trade receivables, net		3,183	3,506
Amounts receivable from equity accounted investments		8	9
Prepayments and other receivables		576	559
Total		3,767	4,074
Non-current
Other receivables		€ 317	€ 181

[1]	Includes unbilled revenue and retentions held by customers in respect of construction contracts at the balance sheet date amounting to €247 million and €183 million respectively (2018: €245 million and €168 million respectively).